EXHIBIT 10(V)

LOAN RENEWAL AND MODIFICATION AGREEMENT

         THIS LOAN RENEWAL AND MODIFICATION AGREEMENT is entered into on July 18, 1996, but shall be effective as of June 5, 1996, by and among BARNETT BANK, N.A., a national banking association, successor by merger to Barnett Bank of Tampa ("Barnett"), U.S. TECHNOLOGIES, lNC. ("UST"), PETER S. STEELE, SHERRY S. STEELE (collectively "the Steeles"), and PACIFIC ANIMATED IMAGING CORPORATION, a Delaware corporation ("PAI").

R E C I T A L S:

         WHEREAS, on or about June 5, 1995, UST executed and delivered to Barnett a Promissory Note in the principal amount of $100,000.00 (hereinafter referred to as "Note l"). Under the terms of Note 1, UST is required to make payments on a monthly basis for 36 months such that the final payment will be due and payable on June 5, 1998 pursuant to the terms of Note 1. Note 1 is secured by:

         (a) All inventory, chattel paper, accounts, contract rights, equipment and general intangibles of UST, together with such other property as identified in the Commercial Security Agreement attached to this Agreement as Exhibit A; and

         (b) An assignment of Life Insurance Policy 7500016351 of Alexander Hamilton Life Insurance Company on the life of Peter S. Steele;

         WHEREAS, on or about June 5, 1995, UST executed and delivered to Barnett a Promissory Note in the principal amount of $350,000.00 (hereinafter referred to as "Note 2"). Note 2 is secured by:

         (a) All inventory, chattel paper, accounts, contract rights, equipment and general intangibles of UST, together with such other property as identified in the Commercial Security Agreement attached to this Agreement as Exhibit B; and

         (b) An assignment of Life Insurance Policy 7500016351 of Alexander Hamilton Life Insurance Company on the life of Peter S. Steele;

         WHEREAS, Note 2 is currently in default because of UST's failure to make payment on all amounts due under Note 2 on June 5, 1996, the maturity date under Note 2; and

         WHEREAS, Peter S. Steele and Sherry S. Steele have unconditionally guaranteed all monies due under Note 1 and Note 2; and

         WHEREAS, PAI has entered into an agreement to acquire all of the outstanding shares of UST and has requested that Barnett consent to that transaction; and

         WHEREAS, UST and PAI have requested that (i) Barnett renew and extend the term of Note 2 as more fully set forth hereinafter, (ii) Barnett not exercise any rights Barnett may have at this point in time with respect to the cross-default and cross-collateralization provisions of Note 1 and the additional loan documents executed in relation thereto, and (ii) Barnett consent to the Acquisition (as hereinafter defined); and

         WHEREAS,  to induce  Barnett to (i) agree to renew and  modify  Note 2,
(ii) not proceed under the cross-default and cross-collateralization provisions of the Note 1 loan documents and (iii) consent to the Acquisition, PAI has agreed to guarantee a portion of the debt due under Note 2 as more fully identified hereinafter and to otherwise comply with the terms and conditions of this Agreement;

         NOW,  THEREFORE,  in  consideration  of the premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties agree as follows:

         1.  Recitals.   The  above  recitals  are  true  and  correct  and  are
incorporated herein by reference.

         2. Representations bv UST, the Steeles and PAI. UST, the Steeles and PAI warrant and represent to Barnett as follows:

                  A. The loan documents relating to Note 1 are in full force and effect as of the date hereof, and are enforceable in accordance with their respective terms;

                  B. The loan documents relating to Note 2 are in full force and effect as of the date hereof, and are enforceable in accordance with their respective terms, as modified: and

                  C. As a result of the implementation of the agreement and plan of merger transaction by and between PAI, UST and the Steeles (hereinafter "the Acquisition"), PAI will obtain ownership of all of the outstanding stock of UST. PAI, UST and the Steeles further represent that UST will continue to exist after the Acquisition in the same form as it existed prior to the Acquisition. UST, PAI and the Steeles further represent that after the Acquisition UST will continue to maintain ownership and possession of the assets and properties which



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have been  pledged to Barnett as  collateral  for Note 1 and Note 2.  Consistent with the terms of the loan documents relating to Note 1 and Note 2, neither PAI, the Steeles nor UST shall take any action to transfer such assets or properties without the prior written consent of Barnett, provided, however, it is understood that UST will be allowed to continue to sell products in the ordinary course of business, and Barnett's security interests shall continue to attach to, among other things, UST's equipment, accounts receivables, inventory, and the proceeds thereof.

                  D. The security interests of Barnett, as evidenced by the Commercial Security Agreements attached hereto as Exhibits A and B, and as evidenced by the other loan documents executed pursuant to transactions involving Note 1 and Note 2, shall remain in full force and effect, and PAI, UST and the Steeles shall do nothing to diminish those security interests.

         3. Reaffirmation of Note 1. UST will continue to make the payments as required under the terms of the loan documents relating to Note 1. UST acknowledges that as of the date of this Agreement the outstanding principal balance of Note l is $67,085.57.

         4. Renewal and Modification of Note 2. The parties agree that the Note 2 loan shall be modified as follows:

                  A. UST will execute a Renewal Promissory Note in the principal amount of $350,000.00 (the "Renewal Note"). The Renewal Note shall be payable as follows:

                           1)       Principal shall be paid in twelve (12) equal
monthly installments of $5,833.33 each, commencing on August 18, 1996, together with accrued interest thereon and continuing on the same day of each successive month thereafter, and the entire unpaid principal indebtedness evidenced by the Renewal Note, together with accrued and unpaid interest, shall be due and payable on August 18, 1997.

                           2)       Interest will accrue under  the Renewal Note
at the prime rate of Barnett Banks, Inc. as established from time to time, plus two percent (2%).

                           3)       Barnett  shall continue to  hold  a security
interest in the collateral identified in the existing Commercial Security Agreement securing Note 2 and on the referenced life insurance policy on Peter S. Steele.

                           4)       The  Steeles,  as guarantors,  will  execute
consents to the renewal and modification of the Note 2 loan transaction and their guarantees shall remain in full force and effect.

                           5)       PAI agrees  to unconditionally guarantee the
monthly payments due under the Renewal Note, for the 12-month period ending July 18, 1997, and agrees to execute an unconditional guarantee of this amount in a form acceptable to Barnett.

                           6)       UST  will have no  right to make draws under
the Renewal Note, and the loan evidenced by the Renewal Note will no longer constitute a line of credit for UST.

7) Except as specifically modified herein, the remaining loan documents relating to Note 2 shall remain in full force and effect.

                  B. UST, the Steeles and PAI agree to waive any right to a jury trial with respect to any dispute which may arise out of this modification or any of the loan documents executed pursuant thereto and agree to execute a specific waiver of jury trial to that effect.

                  C. UST, the Steeles and PAI agree to execute such other documents as are necessary to effectuate this transaction and perfect, protect and confirm Barnett's security interests.

         5.       Financial Reporting.

                  A. Reports by UST. UST would provide to Barnett the following financial reports:

                           1.       No later than ninety (90) days after the end
of each fiscal year, UST shall provide Barnett with UST's balance sheet and income statement, statement of cash flow and notes to statements for year ended, audited by a certified public accountant satisfactory to Barnett.

                           2.       No later than forty-five (45) days after the
end of each month, UST shall provide Barnett with the balance sheet and profit and loss statement for the period ended; prepared and certified as correct to the best knowledge and belief by UST's chief financial officer or other officer or person acceptable to the lender.

                           3.       No later than forty-five (45) days after the
end of each month, UST shall provide Barnett with reports as to accounts receivables from: a detailed aging of accounts by totals, a summary aging of accounts by account debtor and a reconciliation statement.

                  B. Financial Reports by Steeles. On an annual basis, the Steeles shall provide Barnett with dated personal financial statements on Barnett's forms and, immediately after filing, the personal income tax returns filed for the past calendar year.


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                  C. Compliance with GAAP. All financial  reports required to be provided under this Agreement shall be prepared in accordance with GAAP and certified by UST or the Steeles, as the case may be, as being true and correct.

         6. Subordination to Barnett. The Subordination Agreements executed by UST and the Steeles on or about June 5, 1995 with respect to Note 1 and Note 2 shall remain in full force and effect and shall apply to the Renewal Note. PAI also agrees that it will not accept repayment, directly or indirectly, of any debt from UST or the Steels to PAI so long as the debts from UST to Barnett under Note 1 or the Renewal Note remain outstanding. PAI shall execute and deliver to Barnett a Subordination Agreement in the same form as the Subordination Agreements previously executed by the Steeles. UST and PAI agree that no dividends will be paid to UST's stockholders until Barnett is paid in full all amounts owed under Note 1 and the Renewal Note.

         7. Prohibition of Further Security Interests. UST will not grant any security interests in its equipment, inventory, accounts or other properties subject to Barnett's security interests to any party other than Barnett so long as the debts to Barnett under Note 1 or the Renewal Note remain outstanding.

         8. Release and Acknowledgment of No Defenses bv UST, the Steeles and PAI. UST, the Steeles and PAI acknowledge that UST and the Steeles have no defenses to the enforcement of the loan documents relating to Note 1, Note 2 and the Renewal Note and the guarantees thereof by the Steeles. PAI acknowledges that it has no defenses to the enforcement of the guarantee of payments under the Renewal Note as more fully set forth above. PAI, UST and the Steeles acknowledge that they have no claims against Barnett relating in any way to the transactions relating to Note 1, Note 2 or the Renewal Note, and to the extent that they should determine that all or any of them have any such claims, USTs the Steeles and PAI hereby release and forever discharge Barnett, its officers, directors, affiliated companies and agents, of and from any and all claims any of them may IIOW have or hereafter have through the date of this Agreement arising out of any aspect of the transactions relating to Note 1, Note 2 and/or the Renewal Note.

         9. Agreement to Lift Stay in Bankruptcy. UST and the Steeles agree that in return for Barnett's agreement to extend and modify the loans set forth in this Agreement, UST and the Steeles agree that, in the event that any of them shall become the subject of any voluntary or involuntary bankruptcy proceedings, UST, and/or the Steeles will promptly join in entering into such stipulation as Barnett may request for purposes of the bankruptcy court's entry of any appropriate order lifting the automatic stay in bankruptcy to allow Barnett to enforce its security interest, and will otherwise cooperate fully with Barnett in its attempt to lift any such stay.

         10. Transactional Costs. UST shall pay all closing costs for this transaction including Barnett's attorneys' fees. In addition, UST shall pay a loan origination fee of $1,750.00 and a loan processing fee of $350.00 and will be required to bring all outstanding interest on Note 1 and Note 2 current as of closing of this transaction.

         11. Documentary stamps. UST, the Steeles and PAI, their heirs successors and assigns, agree to defend and hold Barnett harmless against or for documentary stamps and intangible taxes, if any, imposed upon Barnett by virtue of its execution and acceptance of this document and any documents executed pursuant hereto, including its ownership of the Renewal Note, as from time to time modified or renewed, including any penalties, interest and attorneys' fees incurred by Barnett in connection therewith, and all such charges shall be secured by the lien of Barnett's security agreement, as amended, and bear interest at the default rate provided for in the Renewal Note from the date of any advance by Barnett until paid by UST, PAI or the Steeles. The provisions of this paragraph shall survive the repayment of the Renewal Note and the indebtedness evidenced thereby and satisfaction of Barnett's security interest, and shall continue for so long as a claim may be asserted by the State of Florida or any of its agencies.

         12. Consent to the Acquisition. Upon (i) the execution of this Agreement and the documents referenced in paragraphs 4 and 6 above by UST, the Steeles, and PAI, (ii) the delivery of the originals of such documents to Barnett, and (iii) the payment to Barnett by or on behalf of UST of the costs described in paragraph 10 above, Barnett shall automatically and without any further action on its part be deemed to have consented to the Acquisition.

         13. No Novation. It is the intent of the parties hereto that this Agreement and the loan documents executed pursuant thereto shall not constitute a novation and shall in no way adversely affect and impair the lien priority of Barnett's security agreements. Except as expressly modified hereby, the loan documents shall remain unchanged and in full force and effect, and the priority of Barnett's security interest shall not be in any manner changed, altered or affected hereby.

         14 Binding Effect. The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.


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         15.  Conflict.  1ll the event of any conflict  between the terms of the loan documents and this Agreement, the terms of this Agreement shall control.

         16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the day and year first above written.
Witnesses:
By:
BARNETT  BANK,  N.A.,  a national  banking  association,  successor by merger to
Barnett  Bank  of  Tampa  BARNETT  BANKS,  INC.,  a  Florida   corporation,   as
attorney-in-fact for Barnett Bank of Tampa, pursuant to a Power of Attorney dated as of March 1, 1992
[ ]
Print Name:
STATE OF FLORIDA
COUNTY OF
         THE FOREGOING instrument was acknowledged before me this      day of
         , 1996, by as

of Barnett Banks, Inc., a Florida corporation, as attorney-in-fact for Barnett Bank, N.A. He/She is personally known to me or has produced as identification. Print, Type or
Stamp Name:
Notary Public, State of Florida
Serial No., if any:
Witnesses:
Print
Name
Print Name:
U.S. TECHNOLOGIES, INC.
By: Name:
Title:
STATE OF FLORIDA
COUNTY OF
         THE FOREGOING instrument was acknowledged before me this      day of
         , 1996, by as
of  U.S. Technologies, Inc. He/She is personally known to me or has produced as identification.

Print, Type or
Stamp Name:
Notary Public, State of Florida
Serial No., if any:
Witnesses:

Print    PETER S. STEELE
Name:_
Print Name:
STATE OF
COUNTY OF
         THE FOREGOING  instrument was  acknowledged  before  me  this       day
of , 1996, by Peter S. Steele. He is personally acknowledged to me or has produced as identification.
Print, Type or
Stamp Name:
Notary Public, State of Florida
Serial Number if any


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Witnesses:
         Print    SHERRY S. STEELE
         Name:
         Print
         Name:
         STATE OF
         COUNTY OF
         THE FOREGOING instrument was acknowledged before me this     day of   ,
1996, by Sherry S. Steele. She is personally known to me or has produced as identification.
Print, Type or
Stamp Name:
Notary Public, State of Florida
Serial No., if any:
witnesses:
Name: Suzanne C. Brown
Name Linda A. Peppers
STATE OF Maryland
COUNTY OF Anne Arundel
PACIFIC ANIMATED IMAGING
CORPORATION, a Delaware corporation
THE FOREGOING  instrument  was  acknowledged  before  me this  18th day of July,
1996, by John J. Cadigan as President & CEO of Pacific Animated Imaging Corporation. He/She is personally known to me or has produced
         drivers license   as identification.
Carolyn Moore
Print, Type or
Stamp Name:
Notary Public, State of Maryland
Serial No., if any: